SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

JUNE 8, 2001
Date of Report (Date of earliest event reported)

MAXIM INTEGRATED PRODUCTS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-16538	94-2896096

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 SAN GABRIEL DRIVE,
SUNNYVALE, CALIFORNIA 94086
(Address of Principal Executive Offices) (Zip Code)

(408) 737-7600
Registrant’s Telephone Number, Including Area Code

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 23.2

The Registrant hereby amends Item 7 to its Current Report on Form 8-K dated April 11, 2001, in order to include the financial statements and pro forma information required by Item 7(a) and Item 7(b).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Financial Statements of Business Acquired.

      The audited financial statements and notes thereto included in the Dallas Semiconductor Corporation Annual Report on Form 10-K for the year ended December 31, 2000, which are required by paragraph (a) of Item 7 of Form 8-K, with respect to the Registrant’s acquisition of Dallas Semiconductor Corporation is hereby incorporated by reference.

      (b) Pro Forma Financial Information.

      The pro forma financial informaiton required by paragraph (b) of Item 7 of Form 8-K with respect to the Registrant’s acquisition of Dallas Semiconductor Corporation are filed as an exhibit to this report.

Introduction to Unaudited Pro Forma Combined Financial Statements	p. 2

Unaudited Pro Forma Combined Financial Statements	p. 4-8

Notes to Unaudited Pro Forma Combined Financial Statements	p. 9

      (c) Exhibits.

      The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K/A and incorporated herein by reference.

Maxim Integrated Products, Inc. Unaudited Pro Forma Combined Financial Statements

INTRODUCTION TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

      On January 29, 2001, Maxim Integrated Products, Inc. (“the Company”) and Dallas Semiconductor Corporation (“Dallas Semiconductor”), a leading provider of specialty semiconductors, announced an agreement under which a direct, wholly owned subsidiary of the Company would merge with and into Dallas Semiconductor with Dallas Semiconductor thereby becoming a direct, wholly owned subsidiary of the Company (the “merger”). On April 11, 2001, the stockholders of Dallas Semiconductor voted affirmatively in favor of the merger. As a result, on April 11, 2001, the Company issued approximately 41.0 million shares of its common stock in exchange for all of the outstanding common stock of Dallas Semiconductor. In addition, the Company exchanged all outstanding options to purchase Dallas Semiconductor common stock for options to purchase approximately 5.9 million shares of the Company’s common stock. The transaction is intended to be accounted for as a pooling-of-interests and qualify as a tax-free reorganization.

The Company anticipates that as a result of the merger, the combined company will incur direct transaction costs of $25.3 million. As of the date of this Report on Form 8-K/A, the Company has also incurred $1.6 million in merger-related charges due to changes made in its sales organization subsequent to the consummation of the merger. The direct transaction costs and merger-related expenses will be charged to operations in the fourth quarter of fiscal 2001. In addition, management is in the process of formulating a plan to combine operations, and it is expected that the combined company will incur additional merger-related charges in connection with the business combination in the fourth quarter of fiscal 2001.

The following unaudited pro forma combined financial statements give effect to the merger of the Company and Dallas Semiconductor on a pooling of interests basis. The unaudited pro forma combined financial statements are based on the respective historical consolidated financial statements and the accompanying notes of the Company and Dallas Semiconductor. The unaudited pro forma combined balance sheet assumes that the merger took place on March 31, 2001 and combines the Company’s March 31, 2001 unaudited consolidated balance sheet with Dallas Semiconductor’s April 1, 2001 unaudited consolidated balance sheet. The unaudited pro forma combined statements of operations assume that the merger took place as of the beginning of the periods presented. The Company’s unaudited consolidated statement of operations for the nine months ended March 31, 2001 has been combined with Dallas Semiconductor’s unaudited consolidated statement of operations for the nine months ended April 1, 2001. The Company’s consolidated statement of operations for the fiscal year ended June 24, 2000 has been combined with Dallas Semiconductor’s unaudited consolidated statement of operations for the twelve months ended July 2, 2000. This combining methodology includes the last two reported quarters of Dallas Semiconductor’s fiscal year ended January 2, 2000 and the first two reported quarters of its fiscal year ended December 31, 2000. The Company’s consolidated statements of operations for the fiscal years ended June 26, 1999 and June 27, 1998 have been combined with Dallas Semiconductor’s consolidated statements of operations for the fiscal years ended January 2, 2000 and January 3, 1999, respectively. This presentation has the effect of including Dallas Semiconductor’s unaudited results of operations for the six-month period ended January 2, 2000 in both the fiscal year ended January 2, 2000 and the twelve-month period ended July 2, 2000 included in the unaudited pro forma combined statements of operations. The periods combined for purposes of presenting the unaudited pro forma combined statements of operations are not necessarily indicative of the periods expected to be combined for purposes of the Company’s Annual Report on Form 10-K for the year ended June 30, 2001, which is expected to be filed with the SEC in September 2001.

      The unaudited pro forma combined financial statements are based on the assumptions set forth in the notes to such statements. The pro forma adjustments made in connection with the development of the pro forma information have been made solely for purposes of developing such pro forma information for illustrative purposes necessary to comply with the disclosure requirements of the SEC. The unaudited pro forma combined financial statements do not purport to be indicative of the results of operations for future periods or the combined financial position or the results that actually would have been realized had the entities been a single entity during these periods.

      These unaudited pro forma combined financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of the Company and Dallas Semiconductor.

MAXIM INTEGRATED PRODUCTS, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

(DOLLARS IN THOUSANDS)

	MAXIM	DALLAS SEMICONDUCTOR	PRO FORMA		PRO FORMA
	MARCH 31, 2001	APRIL 1, 2001	ADJUSTMENTS*		COMBINED

ASSETS

Current assets:

Cash and cash equivalents	$61,155	$37,355	$—		$98,510

Short-term investments	785,107	222,791	—		1,007,898

Accounts receivable, net	143,978	46,971	—		190,949

Inventories	63,152	96,051	—		159,203

Deferred tax assets	47,040	29,269	9,950	(7)	86,259

Income tax refund receivable	410	22,615	—		23,025

Other current assets	10,346	11,031	(1,097	) (4)	20,280

Total current assets	1,111,188	466,083	8,853		1,586,124

Property, plant and equipment, net	512,119	286,244	—		798,363

Other assets	7,440	15,392	—		22,832

Total assets	$1,630,747	$767,719	$8,853		$2,407,319

LIABILITIES & STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$74,908	$57,047	$—		$131,955

Income taxes payable	6,785	3,730	(406	) (7)	10,109

Accrued salaries	46,768	13,353	—		60,121

Accrued expenses	70,394	22,783	26,893	(2)	120,070

Deferred income on shipments to distributors	25,093	22,207	—		47,300

Total current liabilities	223,948	119,120	26,487		369,555

Deferred tax liabilities	19,500	1,694	—		21,194

Other liabilities	4,000	—	—		4,000

Total liabilities	247,448	120,814	26,487		394,749

Stockholder’s equity Preferred stock	—	—	—		—

Common stock (Maxim: 286,213,730 shares; Dallas: 62,941,173 shares; 327,219,904) shares on a pro forma combined basis)	286	1,259	(1,218	) (6)	327

Additional paid-in capital	56,720	240,433	1,218	(6)	298,371

Retained earnings	1,324,962	402,438	(17,634	) (2,4)	1,709,766

Accumulated other comprehensive income	1,331	2,775	—		4,106

Total stockholders’ equity	1,383,299	646,905	(17,634)		2,012,570

Total liabilities & stockholders’ equity	$1,630,747	$767,719	$8,853		$2,407,319

*	See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

MAXIM INTEGRATED PRODUCTS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	MAXIM	DALLAS SEMICONDUCTOR
	NINE MONTHS ENDED	NINE MONTHS ENDED	PRO FORMA		PRO FORMA
	MARCH 31, 2001	APRIL 1, 2001	ADJUSTMENTS*		COMBINED

Net revenues	$896,951	$360,130	$1,385	(3,5)	$1,258,466

Cost of goods sold	261,640	179,850	(573	) (3,5)	440,917

Gross margin	635,311	180,280	1,958		817,549

Operating expenses:

Research and development	150,085	52,770	7,393	(3,4)	210,248

Selling, general, and administrative	68,510	59,430	(6,475	) (3)	121,465

Total operating expenses	218,595	112,200	918		331,713

Operating income	416,716	68,080	1,040		485,836

Interest income and other, net	32,235	13,145	(1,735	) (3)	43,645

Income before income taxes	448,951	81,225	(695)		529,481

Provision for income taxes	152,644	25,990	(257	) (7)	178,377

Net income	$296,307	$55,235	$(438)		$351,104

Earnings per share:

Basic	$1.04	$0.90			$1.08

Diluted	$0.93	$0.86			$0.97

Shares used in the calculation of earnings per share:

Basic	284,921	61,086	(21,288	) (8)	324,719

Diluted	320,141	64,315	(22,414	) (8)	362,042

Dividends declared per share	$—	$0.0975			$0.018

*	See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

MAXIM INTEGRATED PRODUCTS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS (CONTINUED)

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	MAXIM	DALLAS SEMICONDUCTOR
	FISCAL YEAR ENDED	TWELVE MONTHS ENDED	PRO FORMA		PRO FORMA
	JUNE 24, 2000	JULY 2, 2000	ADJUSTMENTS*		COMBINED

Net revenues	$864,924	$456,009	$(7,457	) (3,5)	$1,313,476

Cost of goods sold	260,171	219,256	(5,072	) (3,5)	474,355

Gross margin	604,753	236,753	(2,385)		839,121

Operating expenses:

Research and development	142,279	56,848	7,791	(3,4)	206,918

Selling, general, and administrative	77,082	69,414	(7,206	) (3)	139,290

Total operating expenses	219,361	126,262	585		346,208

Operating income	385,392	110,491	(2,970)		492,913

Interest income and other, net	39,789	12,024	(2,240	) (3)	49,573

Income before income taxes	425,181	122,515	(5,210)		542,486

Provision for income taxes	144,562	39,275	(1,926	) (7)	181,911

Net income	$280,619	$83,240	$(3,284)		$360,575

Earnings per share:

Basic	$1.01	$1.41			$1.14

Diluted	$0.88	$1.32			$1.00

Shares used in the calculation of earnings per share:

Basic	277,640	59,119	(20,603	) (8)	316,156

Diluted	317,832	63,193	(22,023	) (8)	359,002

Dividends declared per share	$—	$0.115			$0.022

*	See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

MAXIM INTEGRATED PRODUCTS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS (CONTINUED)

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	MAXIM	DALLAS SEMICONDUCTOR
	FISCAL YEAR ENDED	FISCAL YEAR ENDED	PRO FORMA		PRO FORMA
	JUNE 26, 1999	JANUARY 2, 2000	ADJUSTMENTS*		COMBINED

Net revenues	$606,965	$390,207	$5,677	(3,5)	$1,002,849

Cost of goods sold	189,673	188,650	919	(3,5)	379,242

Gross margin	417,292	201,557	4,758		623,607

Operating expenses:

Research and development	88,249	50,354	7,204	(3,4)	145,807

Selling, general, and administrative	52,275	61,259	(5,892	) (3)	107,642

Total operating expenses	140,524	111,613	1,312		253,449

Operating income	276,768	89,944	3,446		370,158

Interest income and other, net	20,386	9,717	(2,143	) (3)	27,960

Income before income taxes	297,154	99,661	1,303		398,118

Provision for income taxes	101,032	31,323	482	(7)	132,837

Net income	$196,122	$68,338	$821		$265,281

Earnings per share:

Basic	$0.74	$1.18			$0.88

Diluted	$0.64	$1.11			$0.77

Shares used in the calculation of earnings per share:

Basic	265,444	57,704	(20,110	) (8)	303,038

Diluted	304,118	61,768	(21,526	) (8)	344,360

Dividends declared per share	$—	$0.100			$0.019

*	See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

MAXIM INTEGRATED PRODUCTS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS (CONTINUED)

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	MAXIM	DALLAS SEMICONDUCTOR
	FISCAL YEAR ENDED	FISCAL YEAR ENDED	PRO FORMA		PRO FORMA
	JUNE 27, 1998	JANUARY 3, 1999	ADJUSTMENTS*		COMBINED

Net revenues	$560,220	$341,333	$2,885	(3,5)	$904,438

Cost of goods sold	183,724	162,418	(71	) (3,5)	346,071

Gross margin	376,496	178,915	2,956		558,367

Operating expenses:

Research and development	72,204	47,452	5,481	(3,4)	125,137

Selling, general, and administrative	49,256	56,523	(4,507	) (3)	101,272

Total operating expenses	121,460	103,975	974		226,409

Operating income	255,036	74,940	1,982		331,958

Interest income and other, net	14,879	6,390	(1,274	) (3)	19,995

Income before income taxes	269,915	81,330	708		351,953

Provision for income taxes	91,771	25,920	262	(7)	117,953

Net income	$178,144	$55,410	$446		$234,000

Earnings per share:

Basic	$0.69	$0.99			$0.79

Diluted	$0.59	$0.93			$0.69

Shares used in the calculation of earnings per share:

Basic	259,676	55,986	(19,511	) (8)	296,151

Diluted	301,322	59,914	(20,880	) (8)	340,356

Dividends declared per share	$—	$0.080			$0.015

*	See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1) PERIODS COMBINED

      The Company’s unaudited consolidated balance sheet as of March 31, 2001 has been combined with the Dallas Semiconductor unaudited consolidated balance sheet as of April 1, 2001.

      The Company’s unaudited consolidated statement of operations for the nine months ended March 31, 2001 has been combined with Dallas Semiconductor’s unaudited consolidated statement of operations for the nine months ended April 1, 2001. The Company’s consolidated statement of operations for the fiscal year ended June 24, 2000 has been combined with Dallas Semiconductor’s unaudited consolidated statement of operations for the twelve months ended July 2, 2000. This combining methodology includes the last two reported quarters of Dallas Semiconductor’s fiscal year ended January 2, 2000 and the first two reported quarters of its fiscal year ended December 31, 2000. The Company’s consolidated statements of operations for the fiscal years ended June 26, 1999 and June 27, 1998 have been combined with Dallas Semiconductor’s consolidated statement of operations for the fiscal years ended January 2, 2000 and January 3, 1999, respectively. This presentation has the effect of including Dallas Semiconductor’s unaudited results of operations for the six-month period ended January 2, 2000 in both the fiscal year ended January 2, 2000 and the twelve-month period ended July 2, 2000 included in the unaudited pro forma combined statements of operations. Dallas Semiconductor’s net sales, net income and diluted net income per common share for the six-month period ended January 2, 2000 as derived from the unaudited historical consolidated financial statements of Dallas Semiconductor are $208.6 million, $37.1 million and $0.60 per share, respectively.

      The periods combined for purposes of presenting the unaudited pro forma combined statements of operations are not necessarily indicative of the periods expected to be combined for purposes of the Company’s Annual Report on Form 10-K for the year ended June 30, 2001, which is expected to be filed with the SEC in September 2001.

(2) DIRECT TRANSACTION COSTS AND MERGER-RELATED EXPENSES

      The Company estimates that as a result of the merger the combined company will incur direct transaction costs of $25.3 million. These costs consist of approximately $14.0 million, which is intended to satisfy existing employment contracts and other non-employee director arrangements; a $5.8 million payment to be made under a change in control provision in a previously existing life insurance arrangement; and $5.5 million for investment banking, legal, accounting, filings with regulatory agencies, financial printing and other related costs. As of the date of this Report on Form 8-K/A, the Company has also incurred $1.6 million in merger-related charges due to changes made in its sales organization subsequent to the consummation of the merger.

      The direct transaction costs and merger-related expenses will be charged to operations in the fourth quarter of fiscal 2001. The unaudited pro forma combined balance sheet gives effect to such charges as if they had been incurred as of March 31, 2001, but the effects of these costs have not been reflected in the unaudited pro forma combined statements of operations as they are nonrecurring in nature. It is expected that substantially all of these direct transaction costs and merger-related expenses will be paid out of existing cash reserves within twelve months after the consummation of the merger.

      The income tax effect of direct transaction costs and merger-related charges has also been reflected as a pro forma adjustment.

      In addition to the above, management is in the process of formulating a plan to combine operations, and it is expected that the combined company will incur additional merger-related charges in connection with the business combination in the fourth quarter of fiscal 2001. Due to the preliminary nature of these charges, they have not been reflected as a pro forma adjustment in the unaudited pro forma combined balance sheet.

(3) INCOME STATEMENT CLASSIFICATION

      The Company and Dallas Semiconductor have certain differences in the classification of revenues and expenses in their historical statement of operations. These adjustments reflect the conforming of the combined company’s income statement classification.

(4) OTHER CURRENT ASSETS

      Dallas Semiconductor capitalized and amortized certain employee-related expenses. The Company expenses these employee-related expenses as incurred. This adjustment reflects the conforming of Dallas Semiconductor’s policy and presentation with respect to such employee related expenses to that of the Company.

(5) DEFERRED INCOME ON SHIPMENTS TO DISTRIBUTORS

      Both the Company and Dallas Semiconductor have sales to domestic distributors under agreements that provide for certain price rebates, allowances and return privileges. The Company defers recognition of these sales until the merchandise is sold by the domestic distributors. Through Dallas Semiconductor’s fiscal year 2000, the company recognized these sales, which are reduced by estimated future price reductions and returns, upon shipment to domestic distributors. This adjustment reflects the conforming of Dallas Semiconductor’s revenue recognition policy and presentation to that of the Company.

      Dallas Semiconductor changed its revenue recognition policy with respect to sales to domestic distributors as of and for the three months ended April 1, 2001. Therefore, the Dallas Semiconductor historical balance sheet as of April 1, 2001 presented in the unaudited pro forma combined balance sheet reflects the revenue recognition policy and presentation of the Company and no pro forma adjustments related to deferred income on shipments to distributors are required.

(6) EXCHANGE OF STOCK

      This adjustment reflects the reclassification of additional paid-in capital of Dallas Semiconductor to conform to the presentation to that of the Company.

(7) INCOME TAXES

      This adjustment records the income tax effect of the pro forma adjustments.

(8) EARNINGS PER SHARE

      The unaudited pro forma combined basic and diluted earnings per share amounts are based upon the pro forma combined weighted average number of common and common equivalent shares of the Company and Dallas Semiconductor outstanding for each period at an exchange ratio of 0.6515 shares of the Company’s common stock for each share of Dallas Semiconductor common stock. The exchange ratio of 0.6515 is the actual exchange ratio as determined on April 11, 2001, the date the stockholders of Dallas Semiconductor voted affirmatively in favor of the merger with the Company.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2001

Maxim Integrated Products, Inc.

By:	/s/ Carl W. Jasper

Name: Carl W. Jasper Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors

23.2	Consent of KPMG LLP, Independent Certified Public Accountants